Employee Benefit Plans	12 Months Ended
Feb. 01, 2015
Compensation and Retirement Disclosure [Abstract]
Employee Benefit Plans
EMPLOYEE BENEFIT PLANS
The Company maintains active defined contribution retirement plans for its employees (the "Benefit Plans"). All associates satisfying certain service requirements are eligible to participate in the Benefit Plans. The Company makes cash contributions each payroll period up to specified percentages of associates’ contributions as approved by the Board of Directors.
The Company also maintains a restoration plan to provide certain associates deferred compensation that they would have received under the Benefit Plans as a matching contribution if not for the maximum compensation limits under the Internal Revenue Code. The Company funds the restoration plan through contributions made to a grantor trust, which are then used to purchase shares of the Company’s common stock in the open market.
The Company’s contributions to the Benefit Plans and the restoration plan were $182 million, $184 million and $182 million for fiscal 2014, 2013 and 2012, respectively. At February 1, 2015, the Benefit Plans and the restoration plan held a total of 10 million shares of the Company’s common stock in trust for plan participants.